SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant ☑ Filed by a party other than the registrant ☐

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☐	Preliminary proxy statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☑	Definitive additional materials
☐	Soliciting material pursuant § 240.14a-12
LodgeNet Interactive Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
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☐	Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 02, 2011

LODGENET INTERACTIVE CORPORATION

LODGENET INTERACTIVE CORPORATION
3900 W. INNOVATION STREET
SIOUX FALLS, SD 57107-7002

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 04, 2011
Date: June 02, 2011 **Time:** 9:00 AM CDT
Location: LodgeNet Interactive Corp.
3900 W. Innovation Street
Sioux Falls, South Dakota

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Vikki Pachera 02 Edward L. Shapiro The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2 Ratification of 2008 Shareholder Rights Plan. To ratify the existing shareholder rights plan approved by the Company’s stockholders in 2008. 3 Ratification of Appointment of Independent Registered Public Accounting Firm. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. 4 Advisory vote on executive compensation. To approve, by non-binding vote, executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: 5 Advisory vote on frequency of executive compensation votes. To recommend, by non-binding vote, the frequency of the advisory vote on executive compensation. NOTE: Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

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